UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2006

KBR, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street Suite 3400 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. Entry into a Material Definitive Agreement.

On November 20, 2006, KBR, Inc. (“KBR”) entered into a master separation agreement, a tax sharing agreement, a registration rights agreement, two transition services agreements, an employee matters agreement and an intellectual property matters agreement with Halliburton Company (“Halliburton”) and/or certain subsidiaries of Halliburton. These agreements were entered into in connection with KBR’s initial public offering of its common stock, which offering closed on November 21, 2006. The terms of these agreements are described under “Our Relationship With Halliburton” in the final prospectus dated November 15, 2006 (the “Final Prospectus”) for KBR’s initial public offering (Registration No. 333-133302), as filed on November 16, 2006 with the Securities and Exchange Commission pursuant to Rule 424(b)(1) under the Securities Act of 1933, as amended, which descriptions are incorporated herein by reference. Halliburton is the majority stockholder of KBR, owning approximately 81% of KBR’s outstanding common stock. The relationship between Halliburton and KBR, is described under “Sole Stockholder,” “Certain Relationships and Related Party Transactions” and “Our Relationship With Halliburton” in the Final Prospectus, which descriptions are incorporated herein by reference.

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On November 20, 2006, in connection with KBR’s initial public offering, a wholly owned subsidiary of Halliburton contributed 100% of the outstanding equity interests in KBR Holdings, LLC (“KBR Holdings”) to KBR. KBR Holdings and its subsidiaries conduct the business of KBR as described in the Final Prospectus. Halliburton is the majority stockholder of KBR, owning approximately 81% of KBR’s outstanding common stock. The relationship between Halliburton and KBR, is described under “Sole Stockholder,” “Certain Relationships and Related Party Transactions” and “Our Relationship With Halliburton” in the Final Prospectus, which descriptions are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Master Separation Agreement between Halliburton Company and KBR, Inc. dated as of November 20, 2006.

10.2	Tax Sharing Agreement, effective as of January 1, 2006, by and between Halliburton Company, KBR Holdings, LLC and KBR, Inc.

10.3	Registration Rights Agreement, dated as of November 20, 2006, between Halliburton Company and KBR, Inc.

10.4	Transition Services Agreement, dated as of November 20, 2006, by and between Halliburton Energy Services, Inc. and KBR, Inc.

10.5	Transition Services Agreement, dated as of November 20, 2006, by and between Halliburton Energy Services, Inc. and KBR, Inc.

10.6	Employee Matters Agreement, dated as of November 20, 2006, by and between Halliburton Company and KBR, Inc.

10.7	Intellectual Property Matters Agreement, dated as of November 20, 2006, by and between Halliburton Company and KBR, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: November 27, 2006	By:	/s/ Michael A. Weberpal
Michael A. Weberpal
Vice President and Assistant Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
10.1	Master Separation Agreement between Halliburton Company and KBR, Inc. dated as of November 20, 2006.

10.2	Tax Sharing Agreement, effective as of January 1, 2006, by and between Halliburton Company, KBR Holdings, LLC and KBR, Inc.

10.3	Registration Rights Agreement, dated as of November 20, 2006, between Halliburton Company and KBR, Inc.

10.4	Transition Services Agreement, dated as of November 20, 2006, by and between Halliburton Energy Services, Inc. and KBR, Inc.

10.5	Transition Services Agreement, dated as of November 20, 2006, by and between Halliburton Energy Services, Inc. and KBR, Inc.

10.6	Employee Matters Agreement, dated as of November 20, 2006, by and between Halliburton Company and KBR, Inc.

10.7	Intellectual Property Matters Agreement, dated as of November 20, 2006, by and between Halliburton Company and KBR, Inc.